Exhibit 10.4

            AMENDED AND RESTATED AGREEMENT FOR THE TRANSFER OF TITLE
                          TO SHARES BY WAY OF SECURITY
            ---------------------------------------------------------



THIS AMENDED AND RESTATED AGREEMENT FOR THE TRANSFER OF TITLE TO SHARES BY WAY OF SECURITY (hereinafter referred to as the "Agreement") is entered into as of October 21, 1999, by and between INTERNATIONAL FAST FOOD CORPORATION, a company organized under the laws of Florida, USA, having its principal place of business at 1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139, USA (hereinafter referred to as "IFFC"), BURGER KING CORPORATION, a company organized under the laws of Florida, USA, having its principal place of business at 17777 Old Cutler Rd, Miami, Florida, USA (hereinafter referred to as "BKC"), and INTERNATIONAL FAST FOOD POLSKA Sp. z o.o. , a Polish limited liability company organized under the laws of Poland, having its registered office at 15 Jagiellonska Street, Warsaw, Poland, hereinafter referred to as "IFFP").




         WHEREAS, the IFFC is the owner of one issued share having a nominal value of PLN 54,866,089.57 at present constituting 100% of entire share capital (hereinafter referred to as the "Shares"), of IFFP;

         WHEREAS, on February 24, 1999, Citibank (Poland) S.A. agreed to provide credit to IFFP in the total amount of U.S. $5,000,000 (hereinafter referred to as the "Facility") pursuant to the Framework Agreement and the Credit Agreement dated February 24, 1999 (as amended, the "Credit Agreement");

         WHEREAS, as a condition of the disbursement of funds under the Facility, BKC issued a guarantee for the benefit of Citibank (Poland) S.A. of the repayment of amounts borrowed under the Facility (as amended, the "Guarantee");

         WHEREAS, IFFC and IFFP executed a certain Reimbursement Agreement dated February 24, 1999 (such agreement, as amended from time to time, is referred to herein as the "Reimbursement Agreement"), agreeing to reimburse BKC for any loss, cost or expense which BKC may or might incur by reason of its execution of or performance under the Guarantee;

         WHEREAS, IFFC transferred title to the Shares to BKC as security for the performance of the obligations of IFFC and IFFP under the Reimbursement Agreement pursuant to an Agreement for the Transfer of Title to Shares by way of Security dated February 24, 1999 (the "Security Agreement");

         WHEREAS, pursuant to a Purchase Agreement dated February 24, 1999 (as amended, the "Purchase Agreement"), the parties agreed that, in the event BKC acquires the Shares pursuant to the exercise of its rights under the Security Agreement, BKC will sell the Shares held by BKC to Rubinson;

         WHEREAS, Citibank has agreed to increase the amount which may be borrowed under the Credit Agreement to an aggregate amount of U.S. $8,000,000, and BKC has agreed to increase the amount of the Guarantee to secure the repayment by IFFP of amounts borrowed under the Credit Agreement;

         WHEREAS, in the event that Citibank is willing to further increase the amount which may be borrowed under the Credit Agreement, BKC has agreed to increase the amount of the Guarantee to a maximum aggregate amount of U.S. $10,000,000, upon the terms, and subject to the conditions, of that certain Guarantee of Future Advances Agreement dated of even date herewith by and among BKC, IFFC and IFFP; and

         WHEREAS, Rubinson has agreed to personally guarantee (i) his obligations to BKC under the Purchase Agreement and (ii) IFFC's and IFFP's obligations under the Reimbursement Agreement and to secure such personal guarantee by the grant of a security interest in, and a pledge to BKC of, an aggregate of 5,000,000 shares of common stock of IFFC which are owned by Rubinson;

         WHEREAS, IFFC, IFFP and BKC have agreed to amend and restate the documents executed in connection with the transactions described above (such documents are collectively referred to herein as the "Transaction Documents") to reflect the increased amount of the Credit Agreement and the Guarantee and to grant BKC additional security for the repayment of IFFC's and IFFP's obligations under the Transaction Documents.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.       AMENDMENT AND RESTATEMENT

This Agreement amends, supersedes and restates the Security Agreement in its entirety.

2.       DEFINITIONS

"BUSINESS DAY" means a day (other than Saturday) when banks are open for business in Miami Beach, Florida.

"COLLATERAL" means the Shares, together with all certificates, options or rights of any nature that may be issued or granted by IFFP with respect thereto, any property received or otherwise distributed in connection therewith, all dividends and income with respect thereto, and all Proceeds thereof.

"EVENT OF DEFAULT" shall have the meaning set forth in Section 7 hereof.

"LIEN" means a mortgage, pledge, lien, security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used.

"PERSON" means any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government.

"PLN" OR "POLISH ZLOTYS" means the lawful currency of the Republic of Poland.

"PROCEEDS" means all "proceeds" as such term is defined in Section 679.306 of the Uniform Commercial Code in effect in the State of Florida on the date hereof.

"SECURED LIABILITIES" means all liabilities of IFFC to BKC which may arise under the Reimbursement Agreement.

All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Reimbursement Agreement.


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



2.       SECURITY

As security for the prompt payment and complete performance when due (whether by acceleration or otherwise) of the Secured Liabilities, IFFC hereby transfers to BKC the ownership title to the Shares.

3.       REPRESENTATIONS AND WARRANTIES OF IFFC

IFFC represents and warrants to BKC as follows:

         (a) The execution and performance of this Agreement does not violate any provisions of any existing indenture, contract or agreement to which IFFC is a party.

         (b) The Shares have been duly and validly issued and are fully paid and non-assessable.

         (c) IFFC is the sole legal and beneficial owner of, and has good and marketable title to, the Shares, free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement, and has the unqualified right and power to grant the security interest in the Collateral granted hereby without the consent of any other Person.

         (d) The Shares are all of the shares of IFFP owned by IFFC, and constitute 100% of the issued and outstanding share capital of IFFP.

         (e) IFFC has delivered to BKC all documents evidencing the Shares, together with all documents permitting transfer of title of the Shares to BKC.

         (f) The Lien granted pursuant to this Agreement constitutes a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of IFFC and any Persons purporting to purchase any Shares from IFFC.

         (g) IFFC is not in default under any agreement, obligation or duty to which it is a party, which default would threaten the ability of IFFC to fulfill its obligations under this Agreement;

         (h) Neither the signing of this Agreement nor the performance of any of the transactions contemplated in it does or will controvert or constitute a default under, or cause to be exceeded, any limitation imposed on IFFC by or contained in:

               (i) any law by which it or any of its assets is bound or
                  affected; or

               (ii) any agreement to which it is a party or is bound,

         (i) The execution and delivery of this Agreement has been duly authorized by all required corporate action and IFFC has received all required consents and approvals from IFFP and its shareholders to transfer the Shares to BKC according to this Agreement;

         (k) Except as otherwise disclosed in IFFC's periodic reports filed with the United States Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, no litigation, arbitration or administrative proceedings claim in which there is a serious possibility of an adverse decision which could by itself or together with any other such proceedings or claims either have a material adverse effect on the business, assets or condition thereof, or materially and adversely affect its ability to observe or perform its obligations under this Agreement, is currently in progress or pending against IFFC;

         (l) Except as disclosed in IFFC's periodic reports filed under the Securities Exchange Act of 1934, as amended, IFFC is not in default in the payment of any taxes, or other public dues and no material claim is being asserted with respect to taxes or other public dues.


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


4.       UNDERTAKINGS OF IFFC

IFFC convenants and agrees with BKC that until its obligations under the Reimbursement Agreement have been satisfied:

         (a) Without the prior written consent of BKC, the IFFC shall not (i) vote to enable, or take any other action to permit, IFFP to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature; (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral; or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement.

         (b) At any time and from time to time, upon the written request of BKC, and at the sole expense of the IFFC, IFFC will promptly and duly execute and deliver such further instruments and documents and take such further actions as BKC may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

         (c) Without the prior written consent of BKC, IFFC shall not receive, collect or have paid over any dividends or other distributions declared or paid on the Shares, including, but not limited to,
               (i) dividends or redistributions constituting dividends, (ii) dividends or distributions in property other than cash or stock, and (iii) liquidation dividends (either partial or complete), and any and all such dividends and distributions shall constitute and be additional security for the obligations hereby secured, shall be held by the IFFC in trust for BKC without commingling such dividends and distributions with any other funds of IFFC and shall be paid over and/or pledged and deposited with BKC, duly endorsed or accompanied by appropriate instruments of transfer duly executed by IFFC, all in form and substance satisfactory to BKC, and BKC shall have in respect thereof all of the other powers and rights as are herein provided in respect of the Share.

         (d) IFFC shall take, at its own expense, whatever action BKC may require for establishing, maintaining, or enforcing the Security over the Shares, and the giving of any notice, order or direction, and the making of any registration, which BKC may think expedient. Specifically, IFFC shall execute and file with the Florida Secretary of State a UCC-1 financing statement, which shall be in form and substance satisfactory to BKC and shall execute and file with the Polish Antimonopoly Office a notification of transfer of the Shares to BKC.

         (e) IFFC shall not do or knowingly permit to be done any act or thing which might reasonably be expected to jeopardize the right of BKC as owner of the Shares.

5.       UNDERTAKINGS OF IFFP

IFFP recognizes the transfer evidenced by this Agreement and undertakes, upon the execution hereof, to enter BKC into IFFP's register of shares as beneficiary of the security interest with respect to the Shares. IFFP further undertakes that after BKC is entered into share register, it will deliver the share register to BKC or its designated agent in Warsaw to hold in trust for the term of this Agreement. IFFP further undertakes to maintain its existence, keep its properties in good repair, maintain insurance as reasonably required by the conduct of its business and defend BKC's security interests in the Collateral against claims of third parties. IFFP shall provide BKC with proof of the keeping of this undertaking from time to time, as reasonably requested by BKC.

6.       UNDERTAKINGS OF BKC

BKC hereby undertakes to transfer and or release the ownership title to, or any security interest in, the Shares and all other Collateral to IFFC immediately after expiration of the Guarantee (including the termination or the Guarantee upon the termination of the Facility), unless and to the extent that BKC shall have any obligations under the Guarantee.



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


7.       EVENTS OF DEFAULT

As used herein, the term "Event of Default" shall include any or all of the following:

         (a) The filing or issuance of a notice of any lien, warrant or notice of levy for taxes or assessment against the assets of IFFC or IFFP (except as disclosed in IFFC's most recent Quarterly Report on Form 10-Q and for those which relate to claims which are not, individually or in the aggregate, material to IFFC or IFFC or those which are being contested in good faith and for which adequate reserves have been created); or

         (b)   The occurrence of a default under the Reimbursement Agreement; or

         (c) The adjudication of IFFC or IFFP as bankrupt, or the taking of any voluntary action by IFFC or IFFP or any involuntary action against IFFC or IFFP seeking an adjudication of IFFC or IFFP as bankrupt, or seeking relief by or against IFFC or IFFP under any provision of the United States Bankruptcy Code or analogous code of the Republic of Poland.

8.       REMEDIES

Subject to the provisions of that certain Amended and Restated Purchase Agreement of even date herewith (the "Purchase Agreement"), by and among IFFC, Mitchell Rubinson, IFFP and BKC, upon the occurrence any Event of Default, BKC may, without demand of performance or other demand, advertisement or notice (except, the notice specified below with respect to sales) to or upon IFFC or IFFP, all of which are expressly hereby waived, and in addition to other rights it may have, or hereafter acquire, (i) immediately collect, receive, appropriate, retain and, if it so chooses, realize upon, the Shares, or any part thereof, have such Shares registered in the name of BKC or its nominee, and thereafter exercise all voting and other rights with respect to the Shares; (ii) sell, assign, give options to purchase, or otherwise dispose of, in one or more parcels, the Shares, or (iii) exercise the rights of a secured creditor under the Uniform Commercial Code of Florida or similar law in any applicable jurisdiction. Without limiting the foregoing, subject to the provisions of the Purchase Agreement, BKC shall have the right to retain the Collateral in discharge of the indebtedness secured thereby. Any notice of sale, disposition, or other intended action by BKC, mailed by ordinary mail to the address of IFFC as shown on the records of BKC at least five (5) days before the action, shall constitute reasonable notice. In case of any sale or other disposition of any of the Collateral aforesaid, after deducting all costs and expenses of every kind for care, safekeeping, collection, sale, delivery and for reasonable attorneys' fees for legal services in connection therewith, BKC shall apply the residue of the proceeds of the sale or sales or other disposition of the Collateral, in full or partial payment of the obligations hereby secured, as it may deem proper, and returning the surplus, if any, to IFFC.



9.       REALIZATION

BKC may, if it deems it advisable to do so, restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the resale or distribution of any of the Collateral and, in particular may restrict the prospective bidders of purchasers to Persons which, in its judgment will have the capacity to perform the commitments required by an owner of IFFP as the holder of rights under any development or franchise agreement with BKC.

10.      ASSIGNMENT

BKC may assign or transfer this Agreement, or any instrument evidencing the obligations hereby secured, and may transfer and/or deliver any and/or all of the Collateral, whether now owned or hereafter acquired, held as security hereunder, or any part hereof, to any subsidiary or affiliate of BKC, which



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

shall thereupon become vested with all the powers and rights and obligations in respect thereto given to BKC in this Agreement or in the instruments so transferred. BKC shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such Collateral, but BKC shall retain all rights and powers hereby given with respect to any and all instruments, rights or Collateral not so transferred. No delay on the part of BKC shall operate as a waiver of such rights, nor shall the waiver of any breach hereunder operate as a waiver of any subsequent breach. IFFC hereby agrees that its obligations under this Agreement shall be absolute and unconditional, irrespective of:

               (i) any lack of validity or enforceability of the Reimbursement
                  Agreement, the Guarantee, or any other agreement or instrument relating to any of the foregoing;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations secured hereunder, or any other amendment or waiver of or any consent to any departure from the Reimbursement Agreement, the Guarantee, or any other agreement or instrument relating to any of the foregoing, in each case so long as IFFC shall have received written notice thereof; or

               (iii) any exchange, release or non-perfection of any other collateral securing the obligations secured hereby, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of such obligations.

11.      POWER OF ATTORNEY TO BKC

IFFC hereby appoints BKC as IFFC's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action contemplated or permitted hereby and executing any instrument that BKC may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, if an Event of Default shall have occurred, BKC shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to IFFC representing any dividend, payment or other distribution payable in respect of the Shares or any part thereof and to give full discharge for the same.

12.      POWER OF ATTORNEY TO IFFC

Until the transfer of ownership title to the Shares under this Agreement is effective, BKC hereby gives IFFC the Power of Attorney subject to the covenants contained at Paragraph 4, above, to vote in the name and on behalf of BKC at the ordinary and extraordinary Shareholders' Meetings of IFFP in all matters which may be placed on the agenda of these meetings. BKC has the right to revoke this Power of Attorney at any time during the term of this Agreement upon the occurrence of an Event of Default. This power of attorney does not give the right:

         a) to receive notices of convening the Shareholders' Meeting (IFFP should separately notify IFFC and BKC on the convening of any Shareholders' Meeting); and

         b) to vote at the Shareholders' Meeting held without formal convening.

13.      BKC's DUTIES WITH RESPECT TO COLLATERAL

Except as may result from BKC's gross negligence or willful misconduct, BKC shall not be under any liability or obligation to take any steps whatsoever to preserve the value of any Collateral pledged hereunder, to fix any liability upon, or to collect or to enforce payment of the obligations hereby secured, whether by giving any notice, presenting, demanding payment, protesting, instituting suit or otherwise.

14.      EXPENSES AND INDEMNITY

IFFC will indemnify BKC with respect to all liabilities and expenses incurred by it in good faith in the execution or purported execution of any right, powers, or discretion vested in it pursuant hereto. BKC shall not be liable for any losses arising in connection with the exercise or purported execution of any of its rights hereunder.


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


15.      NOTICES

Except as otherwise expressly provided herein, all notices, requests, demands or other communications required or contemplated by the provisions hereof shall be in writing, or by telex or facsimile transmission, and shall be deemed to have been given or made on the third Business Day after the deposit thereof in the United States mail, registered mail postage prepaid, or when received if sent by telex or facsimile transmission or delivered by hand, addressed to the appropriate party at its address set forth next to such party's signature hereto, or at such other address as may be designated by such party by notice to the other parties hereto given pursuant to this Section 15.

The addresses, and facsimile number of the for all notices under or in connection with this Agreement are as follows:

         As to BKC:

         Burger King Corporation
         P.O. Box 020783
         17777 Old Cutler Rd,
         Miami, Florida 33102-0783,
         USA

         telephone: __________________

         facsimile: __________________


         As to IFFC:

         International Fast Food Corporation
         1000 Lincoln Road, Suite 200,
         Miami Beach, Florida 33139,
         USA

         telephone: (305) 531 58 00

         facsimile: (305) 538 50 37



         As to IFFP:

         International Fast Food Polska
         15 Jagiellonska Street,
         03-719 Warsaw,
         Poland

         telephone: (22) 670 01 22

         facsimile: (22) 670 01 32

or such other as such party may notify to the others by not less than 5 Business Days' notice.

16.      NON-EXCLUSIVITY OF REMEDIES

No remedy herein conferred upon or reserved to BKC is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of



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

performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle BKC to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Agreement should be breached by IFFC and hereafter duly waived by BKC, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by BKC.

17.      ENTIRE AGREEMENT

This Agreement, together with the Reimbursement Agreement, the Purchase Agreement and the Guarantee, constitute the entire agreement with respect to the pledge of the Collateral, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

18.      SEVERABILITY

The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement, or any part thereof. This Agreement shall be governed and construed exclusively by the laws of the State of Florida without reference to the conflict of laws rules thereof.

19.      BINDING EFFECT

The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of IFFC and BKC, and their respective successors, assigns, heirs, devisees, and personal representatives. This Agreement may not be assigned by either party hereto without the prior written consent of the other party hereto; provided, that BKC may assign its rights and delegate its duties hereunder to one of its subsidiaries or affiliates.

21.      LANGUAGE

All notices or communications under or in connection with this Agreement shall be in English. This Agreement shall be executed in English Language.

22.      WAIVER OF TRIAL BY JURY

IFFC AND BKC, BY THEIR ACCEPTANCE OF THIS AGREEMENT, EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BKC ACCEPTING THIS AGREEMENT.

23.      SETTLEMENT OF DISPUTES

         Any claim arising out of this Agreement shall be brought in any state or federal court located in Miami-Dade County, Florida, United States. For the purpose of any suit, action or proceeding instituted with respect to any such claim, each of the parties hereto irrevocably submits to the jurisdiction of such courts in Miami-Dade County, Florida, United States. Each of the parties hereto further irrevocably consents to the service of process out of said courts by mailing a copy thereof by registered mail, postage prepaid, to such party and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be a valid personal service upon and a personal delivery to it. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Miami-Dade County, Florida, United States, and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum.



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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day first above written.



Burger King Corporation


By:   /s/ Philip Kinnersly
      --------------------



International Fast Food Corporation


By:   /s/ Mitchell Rubinson - Chairman and CEO
      -----------------------------------------



International Fast Food Polska Sp. z o.o.


By:   /s/ Mitchell Rubinson - Authorized Signature
      --------------------------------------------



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